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                                                                    EXHIBIT 23.4


                          CONSENT OF SOUTHARD FINANCIAL



         We hereby consent to the inclusion in this Registration Statement on Form S-4 of our opinion, dated as of May 1, 1998, and to the references to our firm in the Registration Statement.




                                          /s/ Southard Financial

May 1, 1998